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                                                                   EXHIBIT 10(c)





                              EMPLOYMENT AGREEMENT

                                     BETWEEN

                               ROBERT H. NAZARIAN

                                       AND

                       FLORIDA EAST COAST INDUSTRIES, INC.







                                                                   July 15, 1999

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                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

1.  Employment Period.....................................................   1

2.  Terms of Employment...................................................   1

    (a)    Position and Duties............................................   1
    (b)    Compensation...................................................   2

3.  Termination of Employment.............................................   6

    (a)    Death or Disability............................................   6
    (b)    Cause..........................................................   6
    (c)    Good Reason....................................................   7
    (d)    Commuting Arrangements.........................................   7
    (e)    Termination for Other Reasons..................................   7
    (f)    Notice of Termination..........................................   8
    (g)    Date of Termination............................................   8

4.  Obligations of Employer Upon Termination..............................   8

    (a)    Accelerating Event.............................................   8
    (b)    Good Reason; Other than for Cause, Death or Disability.........   8
    (c)    Death..........................................................   9
    (d)    Cause; Other Than for Good Reason..............................   9
    (e)    Disability.....................................................   9
    (f)    Commuting......................................................   9
    (g)    Non-Disclosure to Media........................................  10

5.  Change in Control.....................................................  10

    (a)    Defined........................................................  10
    (b)    Entitlement to Benefits........................................  11
    (c)    Accelerating Event.............................................  11
    (d)    Supplemental Payment to Executive..............................  11

6.  Non-Exclusivity of Executive's Rights.................................  11

7.  Confidential Information..............................................  12

8.  Non-Competition; Non-Solicitation.....................................  12

9.  Remedies for Executive's Breach.......................................  13

10. Dispute...............................................................  13



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                          TABLE OF CONTENTS (CONT.)

                                                                           PAGE
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11. No Conflicting Obligations of Executive...............................  14

12. Certain Obligations of the Employer Regarding Stock Awards............  14

13. Indemnity of Executive................................................  14

14. Successors............................................................  15

15. Miscellaneous.........................................................  15



                                   - ii -

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                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT (the "Agreement), dated as of July 15, 1999, between ROBERT H. NAZARIAN, an individual (the "Executive"), and FLORIDA EAST COAST INDUSTRIES, INC. ("Employer"), a Florida corporation, recites and provides as follows:

                  WHEREAS, the Board of Directors of Employer (the "Board") desires that Employer retain the services of the Executive, and the Executive desires to be employed with Employer, all on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, Employer and the Executive agree as follows:

                  1. EMPLOYMENT PERIOD. Employer hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by Employer, in accordance with the terms and provisions of this Agreement, for the period commencing on July 27, 1999 (the "Effective Date") and continuing until terminated by either party hereto (the "Employment Period").

                  2. TERMS OF EMPLOYMENT.

                           (a) POSITION AND DUTIES.

                                    (i) During the Employment Period, the
Executive shall serve as Executive Vice President and Chief Financial Officer of Employer and shall have such authority and perform such executive duties as are commensurate with such positions and as are otherwise assigned by the Board.

                                    (ii) The Executive's services shall be
performed at the headquarters of Employer and its subsidiaries in Florida and other facilities of Employer and otherwise at such location(s) as Employer may select.

                                    (iii) During the Employment Period, and
excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote his full business attention and time to the business and affairs of Employer and, to the extent necessary to discharge the duties assigned to the Executive hereunder, to use the Executive's reasonable efforts to perform faithfully such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, and professional association boards or committees, subject to the approval of the Chairman of Employer, in each instance, which approval shall not be unreasonably withheld (service on the Board of Ansett Australia through the end of 1999 being hereby approved), (B) deliver lectures or fulfill speaking engagements and (C) manage personal investments, so long as such activities


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do not materially interfere with the performance of the Executive's responsibilities as an employee of Employer in accordance with this Agreement.

                           (b) COMPENSATION.

                                    (i) Base Salary. During the Employment
Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a semi-monthly basis, at the annual rate of not less than Two Hundred Twenty-Five Thousand Dollars ($225,000) per year. During the Employment Period, the Annual Base Salary shall be reviewed at least annually by the Board. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced and the term "Annual Base Salary" as used in this Agreement shall mean the Annual Base Salary as so increased.

                                    (ii) Signing Bonus. The Executive shall
receive a grant of restricted stock for one thousand five hundred (1,500) shares of the Employer's Common Stock issued under the FECI 1998 Stock Incentive Plan. Such shares shall be subject to restrictions which shall provide that the Executive shall not transfer such shares during the restriction period and shall forfeit such shares if during the restriction period he is discharged by the Employer for Cause (as hereinafter defined in Section 3(b)) or pursuant to
Section 3(d) or resigns from employment with FECI without Good Reason (as hereinafter defined in Section 3(c)). The restriction period shall lapse with respect to such shares in equal annual installments on each of the first and second anniversaries of the Effective Date. Notwithstanding the foregoing, the restriction period shall lapse immediately as to all such shares in the event that an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. The Executive shall be entitled to receive any dividends or other distributions payable with respect to such shares of restricted stock beginning on the date of award of such shares. Such stock award shall be evidenced by a written restricted stock award agreement between the Employer and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                                    (iii) Short-Term Incentive Bonus. In
addition to Annual Base Salary, during the Employment Period the Executive shall participate in an annual incentive bonus plan. Such plan shall provide the Executive with the opportunity to earn a bonus based on achievement of performance criteria. The incentive bonus plan shall be structured such that the Executive shall receive up to fifty percent (50%) of Annual Base Salary for attainment of certain target performance goals (prorated for any partial year of employment), with a maximum bonus of one hundred percent (100%) of Annual Base Salary for extraordinary performance (pro rated for any partial year of employment). The Compensation Committee of the Board will establish the performance criteria and goals in consultation with the Executive. The bonus payable pursuant to this Section 2(b)(iii) for any fiscal year shall be paid to the Executive no later than (A) the thirtieth (30th) day following the issuance of the audited financial statements of Employer for such year, or (B) ninety
(90) days after the end of such year, whichever occurs first and for Employer's fiscal 1999 shall be in an amount not less than twenty-two percent (22%) of the Annual Base Salary.

                                    (iv) Long-Term Incentives: Restricted Stock.
The Executive shall receive a grant of restricted stock for seven thousand five hundred (7,500) shares of



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Employer's Common Stock issued under the FECI 1998 Stock Incentive Plan. Such shares shall be subject to restrictions which shall provide that the Executive shall not transfer such shares during the restriction period and shall forfeit such shares if during the restriction period he is discharged by Employer for Cause (as hereinafter defined in Section 3(b)) or pursuant to Section 3(d) or resigns from employment with Employer without Good Reason (as hereinafter defined in Section 3(c)). The restriction period shall lapse with respect to such shares in five (5) equal annual installments on each of the first through the fifth anniversaries of the Effective Date. Notwithstanding the foregoing, the restriction period shall lapse immediately as to all such shares in the event that an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. The Executive shall be entitled to receive any dividends or other distributions payable with respect to such shares of restricted stock beginning on the date of award of such shares. Such stock award shall be evidenced by a written restricted stock award agreement between Employer and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                                    (v) Long-Term Incentives: Stock Options. The
Executive shall receive a grant of non-statutory stock options on forty thousand five hundred (40,500) shares of Employer's Common Stock issued under the FECI 1998 Stock Incentive Plan. The options shall have a term of ten (10) years (subject to earlier expiration as hereinafter provided), shall have an exercise price equal to one hundred percent (100%) of the fair market value, as of the date of this Agreement (being $39.50 per share) of the shares of common stock subject to such stock options, and shall vest and become exercisable in five (5) equal annual installments on the first through the fifth anniversaries of the Effective Date; provided, however, that such stock options shall vest immediately and become exercisable in their entirety in the event that an Accelerating Event (as hereinafter defined in Section 4(a)) occurs. To the extent not previously exercised, all such stock options shall expire immediately following the Date of Termination (as hereinafter defined in Section 3(g)); provided, however, that the Executive, or his heirs or legal representatives in the event of the Executive's death, may exercise all or any part of such stock options as were exercisable as of the close of business on the Date of Termination for a period of two (2) years following such Date of Termination in the event (i) an Accelerating Event (as hereinafter defined in Section 4(a)) occurs, or (ii) the Executive retires at normal retirement age under any retirement plan of Employer. Such stock options shall include a provision for adjustment in the option price to reflect any extraordinary distribution made with respect to the common stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number shares of stock subject to the stock options and the option price shall be equitably adjusted. Such stock options shall be evidenced by a written stock option award agreement between Employer and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                                    (vi) Long Term Incentives: Supplemental
Stock Options. The Executive shall receive a grant of non-statutory stock options on thirty-seven thousand five hundred (37,500) shares of Employer's Common Stock issued under the FECI 1998 Stock Incentive Plan. The options shall have a term of ten (10) years (subject to earlier expiration as hereinafter provided), shall have an exercise price equal to one hundred percent (100%) of the fair market value, as of the date of this Agreement (being $39.50 per share), of the shares of Common Stock subject to such stock options, and shall vest and become exercisable immediately



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upon the earlier of (i) the first date as of which the average closing price of a share of Employer's Common Stock over twenty (20) consecutive trading days is not less than Fifty Dollars ($50.00); (ii) the occurrence of an Accelerating Event (as hereinafter defined in Section 4(a)); or (iii) the fifth anniversary of the Effective Date. To the extent not previously exercised, all such stock options shall expire immediately following the Date of Termination (as hereinafter defined in Section 3(g)); provided, however, that the Executive, or his heirs or legal representatives in the event of the Executive's death, may exercise all or any part of such stock option as was exercisable as of the close of business on the Date of Termination for a period of two (2) years following such Date of Termination in the event (i) the occurrence of an Accelerating Event (as hereinafter defined in Section 4(a)); or (ii) the Executive retires at normal retirement age under any retirement plan of FECI. Such stock options shall include a provision for adjustment in the option price to reflect any extraordinary distribution made with respect to the common stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number shares of stock subject to the stock options and the option price shall be equitably adjusted. Such stock option shall be evidenced by a written stock option award agreement between Employer and the Executive, the terms of which shall be agreed to by the parties in good faith as soon as practical.

                                    (vii) Long-Term Incentives: Subsequent
Option Grants. During the Employment Period, the Executive shall be entitled to participate in long-term equity incentive plans and programs applicable generally to other peer executives of Employer. Such participation shall commence with respect to Employer's 2000 fiscal year. Such plans and programs shall be structured such that the Executive shall receive option grants with targeted annual grant value (using valuation methods consistent with those used by Employer for financial reporting purposes) between seventy-five (75%) and one hundred percent (100%) of Annual Base Salary for attainment of certain target performance goals (prorated for any partial year of employment). The Employer will establish the performance criteria and goals in consultation with the Executive.

                                    (viii) Savings and Retirement Plans. During
the Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs applicable generally to other peer executives of Employer.

                                    (ix) Welfare Benefit Plans. During the
Employment Period, the Executive and/or the Executive's family and dependents, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by Employer (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of Employer.

                                    (x) Apartment Expense. The Executive shall
obtain temporary housing and thereafter a furnished apartment for his use during the Employment Period in the vicinity of St. Augustine/Jacksonville, Florida. Employer shall pay directly or reimburse the Executive for the room charges for such temporary housing and all reasonable rental and utility charges incurred in connection with such furnished apartment during the Employment Period.



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Employer shall also pay directly or reimburse the Executive for all reasonable moving charges incurred in relocating personal effects and business materials from his primary residence to such temporary housing and apartment. If the Executive purchases a residence in the St. Augustine/Jacksonville, Florida area during the Employment Period, Employer shall continue reimbursement to Executive in amounts corresponding to the charges associated with the furnished apartment until Executive has relocated his family to St. Augustine/Jacksonville, Florida.

                                    (xi) Travel Expenses. Employer shall pay
directly or reimburse the Executive for reasonable direct out-of-pocket costs incurred in making one roundtrip between the city in which Employer's headquarters is located and his home in Edina, Minnesota, each week during the Employment Period, exclusive only of vacation weeks; provided, however, that in no event shall the Employer be obligated to make such reimbursement with respect to more than thirty-three (33) trips in any twelve (12) month period; and, provided, further, if the Executive desires to bring up to three family members to Florida for a visit on any one trip, Employer will likewise reimburse their expenses in lieu of a trip reimbursement for the Executive (provided that not more than four of such trips are made in any one year); and, provided, further, that the Executive shall at his sole expense make full use of the reduced fare plan awarded to him by Northwest Airlines in making such travel.

                                    (xii) Other Expenses. The Executive shall be
entitled to receive prompt reimbursement for all employment-related expenses incurred by the Executive during the Employment Period in accordance with the most favorable policies, practices and procedures of Employer as in effect generally from time to time after the Effective Date with respect to other peer executives of Employer.

                                    (xiii) Fringe Benefits. During the
Employment Period, the Executive and/or the Executive's family and dependents shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of Employer as in effect generally from time to time after the Effective Date with respect to other peer executives of Employer.

                                    (xiv) Office and Support Staff. During the
Employment Period, the Executive shall be entitled to an office and support staff at the Employer's headquarters at least equal to the most favorable of the foregoing provided generally from time to time after the Effective Date with respect to other peer executives of Employer.

                                    (xv) Vacation. During the Employment Period,
the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of Employer as in effect generally from time to time after the Effective Date with respect to other peer executives of Employer.

                                    (xvi) Car Allowance. During the Employment
Period, the Executive shall be entitled to a car allowance in accordance with Employer's car allowance policy, in lieu of expenses associated with the operation of his automobile.



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                                    (xvii) Golden Parachute Excise Tax. If any
amounts payable under this Agreement are subject to the excise tax imposed under
Section 4999 of the Internal Revenue Code on "excess parachute payments," Employer will in good faith compute the excise tax imposed under Code Section 4999 and shall pay that amount to the Executive, including any federal, state, local and excise taxes imposed on the foregoing payment under this Section 2(b)(xvii). The determination will be made before the taxes are due and payable by the Executive, to the extent possible. The calculations under this Section will be made in a manner consistent with the requirements of Code Section 280G and 4999, as in effect at the time the calculations are made.

                                    (xviii) Right to Change Plans. Employer
shall not be obligated to institute, maintain or refrain from changing, amending or discontinuing any benefit plan, program, or perquisite referred to in Sections 2(b)(viii), 2(b)(ix) and 2(b)(xiii), so long as such changes are similarly applicable to other executives of Employer.

                  3. TERMINATION OF EMPLOYMENT.

                           (a) DEATH OR DISABILITY. The Executive's employment
shall terminate automatically upon the Executive's death during the Employment Period. If Employer determines in good faith that the Disability of the Executive has occurred (pursuant to the definition of disability set forth below), it may give to the Executive notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with Employer shall terminate upon a date selected by Employer and set forth in such notice (the "Disability Effective Date"), provided that, prior to such date, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with Employer on a full-time basis for one hundred eighty (180) consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by Employer or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement as to acceptability not to be withheld unreasonably).

                           (b) CAUSE. Employer may terminate the Executive's
employment for Cause. For purposes of this Agreement, "Cause" shall mean (i) a material breach by the Executive of the Executive's obligations under this Agreement (other than as a result of incapacity due to physical or mental illness) which is demonstrably willful and deliberate on the Executive's part, which is committed in bad faith or without reasonable belief that such breach is in the best interest of Employer and which is not remedied in a reasonable period of time after receipt of notice from Employer specifying such breach;
(ii) the conviction of the Executive for committing an act of fraud, embezzlement, theft or other act constituting a felony or the guilty or nolo contendere plea of the Executive to such a felony; (iii) insubordination or the willful engaging by Executive in gross misconduct or the willful violation of an Employer policy which results in material and demonstrable injury to Employer; or (iv) a material act of dishonesty or breach of trust on the part of the Executive resulting or intending to result directly or indirectly in material personal gain or enrichment at the expense of Employer. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for Employer shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of Employer.



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                           (c) GOOD REASON. The Executive may terminate his
employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, in the absence of the consent of the Executive, a reasonable determination by the Executive that any of the following has occurred:

                                    (i) the assignment to the Executive of any
duties inconsistent in any material respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(a) of this Agreement, or any other action by Employer which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and insubstantial action not taken in bad faith and which is remedied by Employer promptly after receipt of notice thereof given by the Executive; or

                                    (ii) any failure by Employer to comply with
any of the provisions of this Agreement applicable to it, other than any isolated and insubstantial failure not occurring in bad faith and which is remedied promptly after notice thereof from the Executive.

                           (d) COMMUTING ARRANGEMENTS. The Executive initially
intends to commute to his place of work hereunder from his home in Edina, Minnesota, where he will reside on two out of every three weekends during the Employment Period. The Executive and the Employer will make a good faith effort to make this arrangement work to the Employer's reasonable satisfaction. However, if, at any time prior to January 1, 2001, the Employer determines that it is not satisfied with this arrangement, it may provide a notice to such effect to the Executive. If the Executive does not agree, within thirty (30) days of receipt of such notice, to promptly (taking into account school years and the significant family considerations) relocate his primary residence to the St. Augustine/Jacksonville, Florida area, then the Employer may at any time within thirty (30) days following the expiration of such thirty (30) day period terminate the employment of Executive by giving notice to the Executive, which notice shall set forth the Date of Termination. If the Executive does so relocate (whether at the request of Employer or otherwise), Employer will reimburse him for the reasonable direct costs incurred by him in connection with such relocation upon such terms and conditions as are substantially comparable to relocation packages typically provided by Employer to other senior executives within the last twelve (12) months.

                           (e) TERMINATION FOR OTHER REASONS. Employer may
terminate the employment of the Executive without Cause and without regard to the provisions of Section 3(d) by giving notice to the Executive, which notice shall set forth the Date of Termination. The Executive may resign from his employment without Good Reason hereunder by giving notice to Employer at least thirty (30) days prior to the Date of Termination.

                           (f) NOTICE OF TERMINATION. Any termination shall be
communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) in the case of a termination under Section 3(b) or 3(c), to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated (the failure by the Executive or Employer to set forth in the Notice of Termination any fact or circumstance



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shall not waive any right of the Executive or Employer hereunder or preclude the
Executive or Employer from asserting such fact or circumstance in enforcing the Executive's or Employer's rights hereunder), and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than fifteen (15) days after the giving of such notice, unless otherwise required by Section
3(g)).

                           (g) DATE OF TERMINATION. "Date of Termination" shall
mean (i) if the Executive's employment is terminated by Employer due to the Executive's Disability, the Date of Termination shall be the Disability Effective Date, (ii) if the Executive's employment is terminated by reason of the Executive's death, the Date of Termination shall be the date of death of the Executive, and (iii) in all other case, the date of receipt of the Notice of Termination or any permitted later date specified therein, as the case may be.

                  4. OBLIGATIONS OF EMPLOYER UPON TERMINATION.

                           (a) ACCELERATING EVENT. As used in this Agreement,
the term "Accelerating Event" shall mean any of the following: (i) the Executive's employment terminates under the circumstances described in Section 3(a), (ii) the Executive is discharged without Cause, (iii) the Executive resigns with Good Reason, or (iv) a Change in Control Entitlement (as defined in Section 5(b)) occurs.

                           (b) GOOD REASON; OTHER THAN FOR CAUSE, DEATH OR
DISABILITY. If, during the Employment Period, Employer shall terminate the Executive's employment other than for Cause, death or Disability or the Executive shall terminate employment for Good Reason:

                                    (i) Employer shall pay to the Executive in a
lump sum in cash within thirty (30) days after the Date of Termination the sum of (A) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (B) to the extent not theretofore paid, any annual bonus payable to the Executive for any prior completed fiscal year; (C) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not theretofore paid; and (D) any accrued vacation pay, expense reimbursement and any other entitlements accrued by the Executive under Section 2(b), to the extent not theretofore paid (the sum of the amount described in clauses (A), (B), (C) and (D) shall be hereinafter referred to as the "Accrued Obligations"); and

                                    (ii) Employer shall pay to the Executive in
eighteen (18) monthly installments beginning thirty (30) days following the Date of Termination an amount equal to the sum of (A) one hundred fifty percent (150%) of the Executive's Annual Base Salary plus (B) fifty percent (50%) of the payment made under Section 2(b)(iii), if any, with respect to the most recently completed fiscal year of Employer; and

                                    (iii) For eighteen (18) months following the
Date of Termination, or such longer period as any plan, program, practice or policy may provide, Employer shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(b)(ix) if the Executive's employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of



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Employer as in effect generally at any time thereafter with respect to other peer executives of Employer and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility.

                           (c) DEATH. If the Executive's employment is
terminated by reason of the Executive's death, this Agreement shall terminate without further obligation to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty (30) days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation.

                           (d) CAUSE; OTHER THAN FOR GOOD REASON. If the
Executive's employment shall be terminated for Cause or the Executive terminates his employment without Good Reason, this Agreement shall terminate without further obligation to the Employer other than the obligation to pay to the Executive the Accrued Obligations and the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid, all of which shall be paid in cash within thirty (30) days of the Date of Termination.

                           (e) DISABILITY. If the Executive's employment shall
be terminated by reason of the Executive's Disability, this Agreement shall terminate without further obligation to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of the Welfare Benefit Continuation. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination. The Executive shall be entitled after the Disability Effective Date to receive disability and other benefits as in effect at the Disability Effective Date with respect to other peer executives of Employer and their families.

                           (f) COMMUTING. If the Executive's employment shall be
terminated pursuant to Section 3(d), this Agreement shall terminate without further obligation to Employer other than:

                                    (i) Employer shall pay to the Executive the
Accrued Obligations in cash within thirty (30) days of the Date of Termination;

                                    (ii) Employer shall pay to the Executive in
nine (9) monthly installments beginning thirty (30) days following the Date of Termination an amount equal to seventy-five percent (75%) of the Executive's Annual Base Salary; and

                                    (iii) For nine (9) months following the Date
of Termination, or such longer period as any plan, program, practice or policy may provide, Employer shall continue benefits to the Executive and/or the Executive's family and dependents at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(b)(ix) if the Executive's Employment had not been terminated, in accordance with the most favorable plans, practices, programs or policies of

Employer as in effect generally at any time thereafter with respect to other peer executives of Employer and their families ("Welfare Benefit Continuation"). If the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility.

                           (g) NON-DISCLOSURE TO MEDIA. After the Date of
Termination, the Executive and Employer agree that they will not discuss the Executive's employment and resignation or termination (including the terms of this Agreement) with any representatives of the media, either directly or indirectly, without the consent of the other party hereto.

                  5. CHANGE IN CONTROL.

                           (a) DEFINED. For purposes of this Agreement, a
"Change in Control" of the Employer shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have occurred:

                                    (i) Any "person" (as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), other than the present majority owner, The St. Joe Company, or any majority-owned subsidiary of The St. Joe Company becomes the "beneficial owner" (as defined in Rule 13-d under the Act) directly or indirectly, of securities representing more than fifty percent (50%) of the total voting power represented by the Employer's then outstanding voting securities;

                                    (ii) A change in the composition of the
Board of Directors of the Employer (the "Board"), as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Employer as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of the Employer); or

                                    (iii) The Employer merges or consolidates
with any other corporation, including The St. Joe Company or any subsidiary thereof, or the Employer adopts, and the stockholders approve, if necessary, a plan of complete liquidation of the Employer, or the Employer sells or disposes of substantially all of its assets.

                           (b) ENTITLEMENT TO BENEFITS. The Executive shall be
entitled to certain additional benefits upon a Change in Control if:

                                    (i) within two (2) years following a Change
in Control, the Employer either (A) substantially reduces the duties or responsibilities of the Executive from those in effect immediately prior to such occurrence or (B) reduces the Annual Base Salary other than a reduction which is a part of an organization-wide salary reduction plan; or

                                    (ii) within the period which is the last
ninety (90) days of the first year after the occurrence of a Change in Control, the Executive voluntarily resigns his employment hereunder for any reason.

The accrual of such entitlements is referred to herein as "Change in Control Entitlement."

                           (c) ACCELERATING EVENT. A Change in Control
Entitlement shall be an Accelerating Event as defined in Section 4(a).

                           (d) SUPPLEMENTAL PAYMENT TO EXECUTIVE. Upon the
accrual of Change in Control Entitlement, the Employer shall pay to the Executive in a lump sum in cash within thirty (30) days of the date of such Change in Control, an amount equal to two (2) times the Annual Base Salary.

                  6. NON-EXCLUSIVITY OF EXECUTIVE'S RIGHTS. Except as provided in Sections 4(b)(iii), 4(c) and 4(e), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by Employer and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with Employer. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with Employer at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

                  7. CONFIDENTIAL INFORMATION.

                           (a) The Executive shall hold in a fiduciary capacity
for the benefit of Employer all secret or confidential information, knowledge or data relating to Employer or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by Employer or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with Employer, the Executive shall not, without the prior written consent of Employer or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than Employer and those designated by it. In no event shall an asserted violation of the provisions of this Section 6 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

                           (b) All records, files, memoranda, reports, price
lists, customer lists, drawings, designs, proposals, plans, sketches, documents, computer programs, CAD systems, CAM systems, disks, computer printouts and the like (together with all copies thereof) relating to the business of Employer, which Executive shall use or prepare or otherwise have in his possession in the course of, or as a result of, his employment hereunder shall, as between the parties hereto, remain the sole property of Employer. Executive shall use such materials solely for the benefit of Employer and shall not divulge any such materials other than in furtherance of

Employer's interests. Executive hereby agrees that he will return all such materials, including copies, to Employer upon demand, or upon the cessation of his employment.

                           (c) Any termination of the Executive's employment
hereunder or of this Agreement shall have no effect on the continuing operation of this Section 6.

                  8. NON-COMPETITION; NON-SOLICITATION.

                  (a) In consideration of Employer undertaking to employ the Executive under the terms provided for herein, including, without limitation, the grant of the substantial number of shares of restricted stock options provided for in Section 2(b), and to protect the Employer's valuable trade secrets and other business and professional information and its relationships with existing and prospective customers and suppliers, the Executive agrees that, except as is set forth below, for a period commencing on the Effective Date hereof and ending on the first anniversary of the date the Executive ceases to be employed by Employer (the "Non-Competition Period"), the Executive shall not, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of a substantial portion of the Employer's business at the date the Executive ceases to be employed by the Employer (a "Competitor"). Notwithstanding the foregoing, the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by Employer of the performance of any of the obligations hereunder, which default is not cured within ten (10) days after notice thereof, or (ii) if the Executive's employment has been terminated by Employer other than for Cause, or (iii) if the Executive resigns for Good Reason. Nothing herein shall prohibit the Executive from being a passive owner of not more than five percent (5%) of the equity securities of an enterprise engaged in such business which is publicly traded, so long as he has no active participation in the business of such enterprise.

                  (b) During the Non-Competition Period, the Executive shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of Employer to leave the employ of Employer, or in any way interfere with the relationship between Employer and an employee thereof except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between Employer and any customer, supplier, licensee or other business relation thereof.

                  (c) If, at the time of enforcement of this Section 8, a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

                  (d) The covenants made in this Section 8 shall be construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the

Executive against Employer or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

                  9. REMEDIES FOR EXECUTIVE'S BREACH. In the event Executive violates any provision of Sections 7 or 8 and such violation continues after notice thereof to the Executive and the expiration of a reasonable opportunity to cure, then Employer may thereafter terminate the payment of any post-termination benefits hereunder, and Employer will have no further obligation to Executive under this Agreement. The parties acknowledge that any violation of Section 7 or 8 can cause substantial and irreparable harm to Employer. Therefore, Employer shall be entitled to pursue any and all legal and equitable remedies, including but not limited to any injunctions.

                  10. DISPUTE. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement or any claim that Employer has in any way violated the non-discrimination and/or other provisions of Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Americans with Disabilities Act; the Family and Medical Leave Act; the Employee Retirement Income Security Act of 1974, as amended; and, in general, any federal law or the law of the State of Florida. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Executive and Employer. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts. Notwithstanding the foregoing, in the event that a violation of the Agreement would cause irreparable injury, Employer and the Executive agree that in addition to the other rights and remedies provided in this Agreement (and without waiving their rights to have all other matters arbitrated as provided above) the other party may immediately take judicial action to obtain injunctive relief.

                  11. NO CONFLICTING OBLIGATIONS OF EXECUTIVE. Executive represents and warrants that he is not subject to any duties or restrictions under any prior agreement with any previous employer or other person, and that he has no rights or obligations except as previously disclosed to Employer which may conflict with the interests of Employer or with the performance of the Executive's duties and obligations under this Agreement. Executive agrees to notify Employer immediately if any such conflicts occur in the future.

                  12. CERTAIN OBLIGATIONS OF THE EMPLOYER REGARDING STOCK AWARDS. At its expense, and as soon as practicable hereafter, with respect to the shares of Common Stock described in Section 2(b)(ii) and 2(b)(iv) and the shares of Common Stock issuable upon exercise of the stock options described in
Section 2(b)(v) and 2(b)(vi), the Employer shall (i) seek the approval of its shareholders with regard to the grant of such restricted stock and stock options, (ii) register such shares under the Securities Act of 1933, as amended, on Form S-8, (iii) qualify such shares for issuance under all applicable state securities laws and (iv) ensure that such shares are listed for trading on the New York Stock Exchange. Notwithstanding any other provision of this Agreement to the contrary, the Employer shall be under no obligation to issue any shares of Common Stock to the Executive pursuant to this Agreement until, in accordance with the immediately preceding sentence, such shares are so registered and qualified and either (x) the Employer is able to repurchase in the open market or private transactions, on a legal, practical and prudent basis, a number of shares of Common Stock equal to the number issuable to the Executive or (y) shares of Common Stock which are listed for trading on the New York Stock Exchange are otherwise available for issuance by the Employer hereunder. With respect to the shares of Common Stock described in Section 2(b)(ii) and Section 2(b)(iv), in the event that the issuance of any such shares to the Executive shall be delayed by reason of the provisions of this Section, the Employer shall pay to the Executive in cash on the date of issuance of such shares in the amount or cash-equivalent thereof that would have been paid to the Executive as dividends or other distributions payable with respect to such shares had such issuance not been so delayed.

                  13. INDEMNITY OF EXECUTIVE. Employer shall indemnify and defend the Executive against all claims relating to the performance of his duties hereunder to the fullest extent permitted by Employer's Certificate of Incorporation and Bylaws, the relevant provisions of which shall not be amended in their application to the Executive to be any less favorable to him than as at present, except as required by law. During the continuance of the Executive's employment hereunder, Employer shall maintain in effect uninterrupted standard directors and officers liability insurance coverage insuring the Executive against such claims, with limits of coverage of not less than Ten Million Dollars ($10,000,000) per occurrence and without deductibles.

                  14. SUCCESSORS.

                           (a) This Agreement is personal to the Executive and
without the prior consent of Employer shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                           (b) This Agreement shall inure to the benefit of and
be binding upon Employer and its successors and assigns.

                           (c) Employer will require any successor (whether
direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Employer to assume expressly and agree to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it if no such succession had taken place. As used in this Agreement, "Employer" shall mean Employer as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  15. MISCELLANEOUS.

                           (a) This Agreement shall be governed by and construed
in accordance with the laws of the State of Florida, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                           (b) All notices and other communications hereunder
shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier, addressed as follows:

         If to the Executive to:            If to the Employer to:

         Robert H. Nazarian                 Florida East Coast Industries, Inc.
         5800 Long Brake Trail              One Malaga Street
         Edina, MN  55439                   St. Augustine, FL  32084
         Facsimile:  612/829-9655           Attention:  Chairman
                                            Facsimile:  904/826-2213

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                           (c) This Agreement sets forth the entire
understanding of the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

                           (d) In the event of a dispute arising out of this
Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                           (e) The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                           (f) Employer may withhold from any amounts payable
under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                           (g) The Executive's or Employer's failure to insist
upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or Employer may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                           (h) Any entitlements to the Executive created under
Section 2(b) shall be contract rights to the extent not prohibited by law, except as provided in Section 2(b)(xviii).

                  IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, Employer has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                    EMPLOYER:
                                    FLORIDA EAST COAST INDUSTRIES, INC.


                                    By /s/ Robert W. Anastis
                                      ------------------------------------------
                                                    Chairman


                                    EXECUTIVE:

                                    /s/ Robert H. Nazarian
                                    --------------------------------------------
                                               Robert H. Nazarian

                           RESTRICTED STOCK AGREEMENT

                              (Long Term Incentive)

                                     between

                       FLORIDA EAST COAST INDUSTRIES, INC.

                                       and

                               ROBERT H. NAZARIAN







                                                                   July 27, 1999

         THIS AGREEMENT, dated July 27, 1999 between Florida East Coast Industries, Inc. (the "Company"), and Robert H. Nazarian (the "Employee") is made pursuant to the provisions of Section 2(b)(iv) of that certain Employment Agreement dated July 15, 1999 between the Company and the Employee (the "Employment Agreement").

         In fulfillment of the aforesaid provisions of the Employment Agreement, the parties agree as follows:

         1. Grant of Restricted Stock. Under the Company's 1998 Stock Incentive Plan, as amended (the "Plan"), the Company hereby grants to the Employee, subject to the terms and conditions herein set forth, seven thousand five hundred (7,500) shares of the Company's Common Stock (the "Restricted Stock").

         2. Terms and Conditions. The Restricted Stock is subject to the following terms and conditions:

                  (a) Limited Nontransferability. This Restricted Stock shall be nontransferable during the term of the Restrictions (as hereinafter set forth) except by will or by the laws of descent and distribution.

                  (b) Restrictions and Lapse of Restrictions. The Restricted Stock shall be subject to the Employee's continued employment by the Company or a parent or subsidiary corporation (the "Restrictions"), which shall lapse according to the following schedule as of the stated yearly anniversaries of the date hereof (each an "Anniversary Date"):

                         ANNIVERSARY          UNRESTRICTED
                             DATE              PERCENTAGE
                         -----------          ------------

                         First                       20%
                         Second                      40%
                         Third                       60%
                         Fourth                      80%
                         Fifth                      100%

         Notwithstanding the foregoing, upon the occurrence of an Accelerating Event (as defined in Section 4(a) of the Employment Agreement), all Restrictions shall lapse upon the date of such Accelerating Event.

         3. Forfeiture of Restricted Stock Upon Termination of Employment. The rights of the Employee and his successors in interest in Restricted Stock on which the Restrictions have not lapsed pursuant to paragraph 2(b) shall terminate in full when the Employee's employment with the Company or a parent or subsidiary corporation is terminated by the Company for Cause (as defined in Section 3(b) of the Employment Agreement) or pursuant to Section 3(d) of the Employment Agreement or by the Employee without Good Reason (as defined in Section 3(c) of the Employment Agreement).

         4. Dividends/Distributions. The Company shall pay to the Employee any dividends or other distributions payable with respect to the Restricted Stock, notwithstanding the Restrictions, beginning on the date hereof but not beyond the date of any forfeiture thereof pursuant to the provisions of paragraph 3.

         5. Withholding. The Employee agrees to make arrangements satisfactory to the Company to comply with any income tax withholding requirements that may apply upon the lapse of the Restrictions on the Restricted Stock. The Employee will be entitled to elect to satisfy his tax withholding obligation by the withholding by the Company, at the appropriate time, of shares of the Company's Common Stock from the Restricted Stock in a number sufficient, based upon the fair market value (as defined below) of such Common Stock on the relevant date, to satisfy such tax withholding requirements. For purposes of this Agreement, "fair market value" means, as of any given date, the closing price of the Company's Common Stock on such date as quoted in the NYSE Composite Transactions Report in the Wall Street Journal. If there were no sales reported as of a particular date, fair market value will be computed as of the last date preceding such date on which a sale was reported.

         6. Delivery of Certificates. The Company may delay delivery of the certificate for shares granted hereunder until (i) the admission of such shares to listing on any stock exchange on which the Company's Common Stock may then be listed, (ii) completion of any registration or other qualification of such shares under any state or federal law regulation that the Company's counsel shall determine as necessary or advisable, and (iii) receipt by the Company of advice by counsel that all applicable legal requirements have been complied with.

         7. Dispute Resolution. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Employee and the Company. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts.

         8. Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) This Agreement and Section 12 of the Employment Agreement constitute the entire agreement between the parties with respect to the subject matter hereof. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Plan, the provisions of this Agreement shall govern.

                  (c) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier, addressed as follows:

               If to the Employee to:        If to the Company to:

               Robert H. Nazarian            Florida East Coast Industries, Inc.
               5800 Long Brake Trail         One Malaga Street
               Edina, MN  55439              St. Augustine, FL 32084
               Facsimile:  612/829-9655      Attention:  Treasurer
                                             Facsimile:  904/396-4042

         or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (d) In the event of a dispute arising out of this Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                  (e) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (f) The Employee's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Employee or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                                        FLORIDA EAST COAST INDUSTRIES, INC.



                                        By  /s/ Robert W. Anastis
                                          --------------------------------------
                                            Chairman and Chief Executive Officer



Agreed and Accepted:

/s/ Robert H. Nazarian
--------------------------------
ROBERT H. NAZARIAN

                           RESTRICTED STOCK AGREEMENT

                                 (Signing Bonus)

                                     between

                       FLORIDA EAST COAST INDUSTRIES, INC.

                                       and

                               ROBERT H. NAZARIAN







                                                                   July 27, 1999

         THIS AGREEMENT, dated July 27, 1999 between Florida East Coast Industries, Inc. (the "Company"), and Robert H. Nazarian (the "Employee") is made pursuant to the provisions of Section 2(b)(ii) of that certain Employment Agreement dated July 15, 1999 between the Company and the Employee (the "Employment Agreement").

         In fulfillment of the aforesaid provisions of the Employment Agreement, the parties agree as follows:

         1. Grant of Restricted Stock. Under the Company's 1998 Stock Incentive Plan, as amended (the "Plan"), the Company hereby grants to the Employee, subject to the terms and conditions herein set forth, one thousand five hundred (1,500) shares of the Company's Common Stock (the "Restricted Stock").

         2. Terms and Conditions. The Restricted Stock is subject to the following terms and conditions:

                  (a) Limited Nontransferability. This Restricted Stock shall be nontransferable during the term of the Restrictions (as hereinafter set forth) except by will or by the laws of descent and distribution.

                  (b) Restrictions and Lapse of Restrictions. The Restricted Stock shall be subject to the Employee's continued employment by the Company or a parent or subsidiary corporation (the "Restrictions"), which shall lapse according to the following schedule as of the stated yearly anniversaries of the date hereof (each an "Anniversary Date"):

                         ANNIVERSARY          UNRESTRICTED
                             DATE              PERCENTAGE
                         -----------          ------------

                         First                     50%

                         Second                    50%

         Notwithstanding the foregoing, upon the occurrence of an Accelerating Event (as defined in Section 4(a) of the Employment Agreement), all Restrictions shall lapse upon the date of such Accelerating Event.

         3. Forfeiture of Restricted Stock Upon Termination of Employment. The rights of the Employee and his successors in interest in Restricted Stock on which the Restrictions have not lapsed pursuant to paragraph 2(b) shall terminate in full when the Employee's employment with the Company or a parent or subsidiary corporation is terminated by the Company for Cause (as defined in Section 3(b) of the Employment Agreement) or pursuant to Section 3(d) of the Employment Agreement or by the Employee without Good Reason (as defined in Section 3(c) of the Employment Agreement).

         4. Dividends/Distributions. The Company shall pay to the Employee any dividends or other distributions payable with respect to the Restricted Stock, notwithstanding the Restrictions, beginning on the date hereof but not beyond the date of any forfeiture thereof pursuant to the provisions of paragraph 3.

         5. Withholding. The Employee agrees to make arrangements satisfactory to the Company to comply with any income tax withholding requirements that may apply upon the lapse of the Restrictions on the Restricted Stock. The Employee will be entitled to elect to satisfy his tax withholding obligation by the withholding by the Company, at the appropriate time, of shares of the Company's Common Stock from the Restricted Stock in a number sufficient, based upon the fair market value (as defined below) of such Common Stock on the relevant date, to satisfy such tax withholding requirements. For purposes of this Agreement, "fair market value" means, as of any given date, the closing price of the Company's Common Stock on such date as quoted in the NYSE Composite Transactions Report in the Wall Street Journal. If there were no sales reported as of a particular date, fair market value will be computed as of the last date preceding such date on which a sale was reported.

         6. Delivery of Certificates. The Company may delay delivery of the certificate for shares granted hereunder until (i) the admission of such shares to listing on any stock exchange on which the Company's Common Stock may then be listed, (ii) completion of any registration or other qualification of such shares under any state or federal law regulation that the Company's counsel shall determine as necessary or advisable, and (iii) receipt by the Company of advice by counsel that all applicable legal requirements have been complied with.

         7. Dispute Resolution. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Employee and the Company. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts.

         8. Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) This Agreement and Section 12 of the Employment Agreement constitute the entire agreement between the parties with respect to the subject matter hereof. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Plan, the provisions of this Agreement shall govern.

                  (c) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier, addressed as follows:

                  If to the Employee to:     If to the Company to:

                  Robert H. Nazarian         Florida East Coast Industries, Inc.
                  5800 Long Brake Trail      One Malaga Street
                  Edina, MN  55439           St. Augustine, FL 32084
                  Facsimile:  612/829-9655   Attention:  Treasurer
                                             Facsimile:  904/396-4042


         or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (d) In the event of a dispute arising out of this Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                  (e) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (f) The Employee's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Employee or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                                        FLORIDA EAST COAST INDUSTRIES, INC.



                                        By  /s/ Robert W. Anastis
                                          --------------------------------------
                                            Chairman and Chief Executive Officer



Agreed and Accepted:

/s/ Robert H. Nazarian
--------------------------------
ROBERT H. NAZARIAN

                          BASIC STOCK OPTION AGREEMENT

                                     between

                       FLORIDA EAST COAST INDUSTRIES, INC.

                                       and

                               ROBERT H. NAZARIAN








                                                                   July 27, 1999

         THIS AGREEMENT, dated July 27, 1999 between Florida East Coast Industries, Inc. (the "Company"), and Robert H. Nazarian (the "Employee") is made pursuant to the provisions of Section 2(b)(v) of that certain Employment Agreement dated July 15, 1999 between the Company and the Employee (the "Employment Agreement").

         In fulfillment of the aforesaid provisions of the Employment Agreement, the parties agree as follows:

                  1. Non-Statutory Option. Under the Company's 1998 Stock Incentive Plan, as amended (the "Plan"), the Company hereby grants the Employee a non-statutory option ("NSO") to purchase from the Company 40,500 shares of the Company's Common Stock. The exercise price of the NSO is $39.50 per share, being the fair market value of the Company's Common Stock on the date hereof.

                  2. Entitlement to Exercise the NSO. The grant of the NSO is subject to the following terms and conditions:

                               (a) Vesting. One-fifth of the NSO, 8,100 shares,
                  shall vest on and may be exercised at any time on or after July 27, 2000. Another one-fifth of the NSO, 8,100 shares, shall vest on and may be exercised at any time on or after July 27, 2001. Another one-fifth of the NSO, 8,100 shares, shall on vest and may be exercised at any time on or after July 27, 2002. Another one-fifth of the NSO, 8,100 shares, shall vest on and may be exercised at any time on or after July 27, 2003. The remaining one-fifth of the NSO, 8,100 shares, shall vest on and may be exercised at any time on or after July 27, 2004. In addition, all of the NSO shall vest on and may be exercised at any time on or after an Accelerating Event (as defined in Section 4(a) of the Employment Agreement). The vesting of any portion of the NSO is conditioned on the Employee's continued employment by the Company or a parent or subsidiary of the Company as of the relevant vesting date.

                               (b) Exercise Period. Except as otherwise stated
                  in this Agreement, the vested portion of the NSO may be exercised, in whole or in part, from the dates described in subsections (a) above until the earliest of (i) July 27, 2009, (ii) two years following the effective date that the Employee's employment terminates by reason of an Accelerating Event (as defined in Section 4(a) of the Employment Agreement) or normal retirement (as determined under any retirement plan of the Company), or (iii) the effective date that the Employee terminates employment for any other reason (but in no event earlier than two years following the accrual of Change in Control Entitlement (as defined in Section 5(b) of the Employment Agreement)).

                               (c) Exercise Following Death. If the Employee
                  dies while employed by the Company or a parent or subsidiary corporation, then the person to whom the Employee's rights under the NSO shall have passed by will or by the laws of distribution may exercise any of the NSO within two years after the Employee's death.

                  3. Payment Under NSO. Payment of the NSO price may be made in cash, in shares of the Company's Common Stock, or in any combination thereof. If shares of the Company's Common Stock are delivered to make any such payment, the shares shall be valued at the fair market value (as defined below) thereof on the date of exercise of the NSO. For purposes of this Agreement, "fair market value" means, as of any given date, the closing price of the Company's Common Stock on such date as quoted in the NYSE Composite Transactions Report in the Wall Street Journal. If there were no sales reported as of a particular date, fair market value will be computed as of the last date preceding such date on which a sale was reported.

                  4. Limited Transferability of NSO. The NSO is not transferable (other than by will or by the laws of descent and distribution) and, except as otherwise stated in this Agreement, may be exercised during the Employee's lifetime only by the Employee.

                  5. Adjustments. The NSO shall be equitably adjusted with respect to the exercise price to reflect any extraordinary distribution made with respect to the Company's Common Stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number of shares of stock subject to the NSO and the exercise price shall be equitably adjusted.

                  6. Exercise. The vested portion of the NSO may be exercised in whole or in part, but only with respect to whole shares of the Company's Common Stock, and may be exercised more than once until all shares which are subject to the NSO have been purchased. An NSO may be exercised by delivery to the Company of notice stating the number of shares elected to be purchased, and by payment to the Company as described in paragraph 3.

                  7. Withholding. By signing this Agreement, the Employee agrees to make arrangements satisfactory to the Company to comply with any income tax withholding requirements that may apply upon the exercise of the NSO or the disposition of the Company's Common Stock received upon the exercise of the NSO. The Employee will be entitled to elect to satisfy his tax withholding obligation by the withholding by the Company, at the appropriate time, of shares of the Company's Common Stock otherwise issuable to the Employee under this Agreement in a number sufficient, based upon the fair market value (as defined above) of such Common Stock on the relevant date, to satisfy such tax withholding requirements.

                  8. Delivery of Certificates. The Company may delay delivery of the certificate for shares purchased pursuant to the exercise of an NSO until (i) the admission of such shares to listing on any stock exchange on which the Company's Common Stock may then be listed, (ii) completion of any registration or other qualification of such shares under any state or federal law regulation that the Company's counsel shall determine as necessary or advisable, and (iii) receipt by the Company of advice by counsel that all applicable legal requirements have been complied with.

                  9. Dispute Resolution. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Employee and the Company. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts.

                  10. Miscellaneous.

                           (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                           (b) This Agreement and Section 12 of the Employment Agreement constitute the entire agreement between the parties with respect to the subject matter hereof. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Plan, the provisions of this Agreement shall govern.

                           (c) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier, addressed as follows:

                  If to the Employee to:     If to the Company to:

                  Robert H. Nazarian         Florida East Coast Industries, Inc.
                  5800 Long Brake Trail      One Malaga Street
                  Edina, MN  55439           St. Augustine, FL 32084
                  Facsimile:  612/829-9655   Attention:  Treasurer
                                             Facsimile:  904/396-4042
         or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                           (d) In the event of a dispute arising out of this Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                           (e) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                           (f) The Employee's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Employee or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.



                                        FLORIDA EAST COAST INDUSTRIES, INC.



                                        By  /s/ Robert W. Anastis
                                          --------------------------------------
                                            Chairman and Chief Executive Officer



Agreed and Accepted:

/s/ Robert H. Nazarian
--------------------------------
ROBERT H. NAZARIAN

                       SUPPLEMENTAL STOCK OPTION AGREEMENT

                                     between

                       FLORIDA EAST COAST INDUSTRIES, INC.

                                       and

                               ROBERT H. NAZARIAN









                                                                   July 27, 1999

         THIS AGREEMENT, dated July 27, 1999 between Florida East Coast Industries, Inc. (the "Company"), and Robert H. Nazarian (the "Employee") is made pursuant to the provisions of Section 2(b)(vi) of that certain Employment Agreement dated July 15, 1999 between the Company and the Employee (the "Employment Agreement").

         In fulfillment of the aforesaid provisions of the Employment Agreement, the parties agree as follows:

                  1. Non-Statutory Option. Under the Company's 1998 Stock Incentive Plan, as amended (the "Plan"), the Company hereby grants the Employee a non-statutory option ("NSO") to purchase from the Company 37,500 shares of the Company's Common Stock. The exercise price of the NSO is $39.50 per share, being the fair market value of the Company's Common Stock on the date hereof.

                  2. Entitlement to Exercise the NSO. The grant of the NSO is subject to the following terms and conditions:

                               (a) Vesting. The NSO shall vest and become
                  exercisable immediately upon the earlier of (i) the first date as of which the average closing price of a share of the Company's Common Stock over twenty (20) consecutive trading days is not less than Fifty Dollars ($50.00); (ii) the occurrence of an Accelerating Event (as defined in Section 4(a) of the Employment Agreement); or (iii) July 27, 2004.

                               (b) Exercise Period. Except as otherwise stated
                  in this Agreement, the vested portion of the NSO may be exercised, in whole or in part, from the dates described in subsections (a) above until the earliest of (i) July 27, 2009,
                  (ii) two years following the effective date that the Employee's employment terminates by reason of an Accelerating Event (as defined in Section 4(a) of the Employment Agreement) or normal retirement (as determined under any retirement plan of the Company), (iii) the effective date that the Employee terminates employment for any other reason (but in no event earlier than two years following accrual of Change in Control Entitlement (as defined in Section 5(b) of the Employment Agreement)).

                               (c) Exercise Following Death. If the Employee
                  dies while employed by the Company or a parent or subsidiary corporation and at a time when any portion of the NSO is vested and exercisable, then the person to whom the Employee's rights under the NSO shall have passed by will or by the laws of distribution may exercise any of the vested and exercisable portion of the NSO within two years after the Employee's death.

                  3. Payment Under NSO. Payment of the NSO price may be made in cash, in shares of the Company's Common Stock, or in any combination thereof. If shares of the Company's Common Stock are delivered to make any such payment, the shares shall be valued at the fair market value (as defined below) thereof on the date of exercise of the NSO. For purposes of this Agreement, "fair market value" means, as of any given date, the closing price of the Company's Common Stock on such date as quoted in the NYSE Composite Transactions Report in the Wall Street Journal. If there were no sales reported as of a particular date, fair market value will be computed as of the last date preceding such date on which a sale was reported.

                  4. Limited Transferability of NSO. The NSO is not transferable (other than by will or by the laws of descent and distribution) and, except as otherwise stated in this Agreement, may be exercised during the Employee's lifetime only by the Employee.

                  5. Adjustments. The NSO shall be equitably adjusted with respect to the exercise price to reflect any extraordinary distribution made with respect to the Company's Common Stock during the term of the options. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, spinoff, a combination or exchange of shares or other transaction having a similar substantive effect, the number of shares of stock subject to the NSO and the exercise price shall be equitably adjusted.

                  6. Exercise. The vested portion of the NSO may be exercised in whole or in part, but only with respect to whole shares of the Company's Common Stock and may be exercised more than once until all shares which are subject to the NSO have been purchased. An NSO may be exercised by delivery to the Company of notice stating the number of shares elected to be purchased, and by payment to the Company as described in paragraph 3.

                  7. Withholding. By signing this Agreement, the Employee agrees to make arrangements satisfactory to the Company to comply with any income tax withholding requirements that may apply upon the exercise of the NSO or the disposition of the Company's Common Stock received upon the exercise of the NSO. The Employee will be entitled to elect to satisfy his tax withholding obligation by the withholding by the Company, at the appropriate time, of shares of the Company's Common Stock otherwise issuable to the Employee under this Agreement in a number sufficient, based upon the fair market value (as defined above) of such Common Stock on the relevant date, to satisfy such tax withholding requirements.

                  8. Delivery of Certificates. The Company may delay delivery of the certificate for shares purchased pursuant to the exercise of an NSO until (i) the admission of such shares to listing on any stock exchange on which the Company's Common Stock may then be listed, (ii) completion of any registration or other qualification of such shares under any state or federal law regulation that the Company's counsel shall determine as necessary or advisable, and (iii) receipt by the Company of advice by counsel that all applicable legal requirements have been complied with.

                  9. Dispute Resolution. Any dispute or controversy arising under or in connection with this Agreement shall be settled by binding arbitration, which shall be the sole and exclusive method of resolving any questions, claims or other matters arising under this Agreement. Such proceeding shall be conducted by final and binding arbitration before a panel of one or more arbitrators under the administration of the American Arbitration Association, and in a location mutually agreed to by the Employee and the Company. The Federal and State courts located in the United States of America are hereby given jurisdiction to render judgment upon, and to enforce, each arbitration award, and the parties hereby expressly consent and submit to the jurisdiction of such courts.

                  10. Miscellaneous.

                           (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                           (b) This Agreement and Section 12 of the Employment Agreement constitute the entire agreement between the parties with respect to the subject matter hereof. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Plan, the provisions of this Agreement shall govern.

                           (c) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, or by telecopier, or by courier, addressed as follows:

                  If to the Employee to:     If to the Company to:

                  Robert H. Nazarian         Florida East Coast Industries, Inc.
                  5800 Long Brake Trail      One Malaga Street
                  Edina, MN  55439           St. Augustine, FL 32084
                  Facsimile:  612/829-9655   Attention:  Treasurer
                                             Facsimile:  904/396-4042

         or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                           (d) In the event of a dispute arising out of this Agreement, any party receiving any monetary or injunctive remedy, whether at law or in equity, which is final and not subject to appeal shall be entitled to its reasonable attorneys' fees and costs incurred with respect to obtaining such remedy from the other party.

                           (e) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                           (f) The Employee's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Employee or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                                        FLORIDA EAST COAST INDUSTRIES, INC.



                                        By  /s/ Robert W. Anastis
                                          --------------------------------------
                                            Chairman and Chief Executive Officer



Agreed and Accepted:

/s/ Robert H. Nazarian
--------------------------------
ROBERT H. NAZARIAN